UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 18, 2016

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities At (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 18, 2016, Whirlpool Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors approved a new $1 billion share repurchase authorization.
The press release also announced an increase in the Company’s quarterly dividend from 90 cents per share to one dollar per share, effective for the dividend payable on June 15, 2016 to stockholders of record at the close of business on May 20, 2016.
A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated April 18, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2016		WHIRLPOOL CORPORATION

	By:	/s/ BRIDGET K. QUINN
	Name:	Bridget K. Quinn
	Title:	Corporate Secretary and Group Counsel